Exhibit 99.1


                                              Contacts:
                                              Rob Shapiro, Media - 212-445-8310
                                              rshapiro@webershandwick.com
                                              Julie Tu - Analysts - 212-837-3776
                                              jtu@financialrelationsboard.com


For Immediate Release


                      GREG MANNING AUCTIONS, INC. ANNOUNCES
                      CORPORATE NAME CHANGE TO ESCALA GROUP

           Jose Miguel Herrero Named President and CEO of Escala Group
                     Ambassador Antonio Martins Da Cruz and
               Rafael del Valle-Iturriaga Join Board of Directors

New York, NY, Sept. 28, 2005 - Greg Manning Auctions, Inc. (Nasdaq: GMAI) today announced that the Company has changed its corporate name to Escala Group, Inc., effective today, and will trade on the Nasdaq National Market
under the new ticker symbol ESCL.   Escala Group has established its new
corporate headquarters in mid-town Manhattan, New York.

Escala Group also announced that Jose Miguel Herrero, 50, a member of the Company's Board of Directors since 2003, has been named President and Chief Executive Officer of the Company. Prior to joining Escala Group, Mr.
Herrero was founder and managing partner of High Ground, a corporate finance firm focused on technology and innovation. From 1996 through 2000, Mr. Herrero served as CEO of LaNetro, S.A., an internet company based in Spain. He holds an MBA in Finance and International Operations from U.C. Berkeley.

The Company also announced that Greg Manning, 59, will become President of Escala's North American and Asian Philatelic Auction Division. He will remain as First Vice Chairman of the Board of Directors.

Esteban Perez, Chairman and Chief Corporate Strategy Officer, said, "Over the past few years, starting with the integration of the auction businesses of Greg Manning Auctions and Auctentia, S.L., we have brought together a global network of premier international collectibles companies which now make up the Escala Group. These companies position us as a global powerhouse in the collectibles market. Our businesses now include Auctions, Merchant/Dealer Operations and Trading, all of which will operate under the Escala Group umbrella. Our new name reflects the evolution of our company and is an integral part of the implementation of our overall growth strategy. Going forward, under the capable leadership of Jose Miguel, we look to expand our presence and market share worldwide."

Mr. Perez continued, "Mr. Manning's new responsibilities include a special dedication to the Asian market and the opportunities that it presents, especially in Hong Kong and China Mainland (Greater China), both for developing the market of philatelic auctions

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and exploring the possibilities of starting the development of philatelic investment products in the Chinese market."

Jose Miguel Herrero, President and Chief Executive Officer, stated, "I am excited about Escala Group's future prospects. We have a strong foundation and we all believe that there are numerous opportunities to take our company to its next level of growth. I look forward to working with the management team to further develop our business both organically and through acquisitions. We will continue to seek strategic synergistic opportunities worldwide in our current areas of business. We will also look to make selective art acquisitions in the U.S. and Europe."

In addition, Escala Group announced the resignation of Anthony Bongiovanni and Emilio Ballester from the Company's Board of Directors. In accepting these resignations, the Board thanked Mr. Bongiovanni and Mr. Ballester for their contributions to the Company.

Ambassador Antonio Martins Da Cruz, 58, was appointed by the Board to fill one of the vacancies on the Board of Directors, to serve in the class of
directors whose term expires in 2006.   Mr. Martins Da Cruz was Ambassador
from Portugal to Spain from 1999 to 2001 and Minister of Foreign Affairs from 2002-2003. Since that time he has been a professor of International Relations, University of Lusiada, Lisbon. He also serves as International and Institutional Relations Manager of Afinsa Bienes Tangibles, S.A., the Company's majority stockholder.

Rafael del Valle-Iturriaga, 50, was appointed by the Board to fill the other Board vacancy, to serve until 2006. Mr. del Valle-Iturriaga is Chief Executive of Saarema Inversiones, a private equity/industrial holding company based in Madrid. Prior to that, he was the Managing Director and Country Head, Iberia, of the Bank of America, N.A. in Madrid. Mr. del Valle-Iturriaga has a BA in Law from the University of Deusto (Bilbao) and a BA in Business Administration from ICADE University in Madrid.
Escala will commemorate the Company's listing on the Nasdaq Stock Market by officially opening the market at 9:30 a.m. ET.
The listing ceremony can be viewed at Nasdaq's website at http://www.nasdaq.com/reference/marketsite_about.stm

About Escala Group.

Escala Group is a global federation of leading companies in the collectibles market with operations in North America, Europe and Asia as well as on the Internet. The company operates through a number of subsidiaries that specialize in various sectors of the collectibles markets, and is comprised of three business areas: auctions, merchant/dealer operations and trading.

Escala Group's North American operations include Greg Manning Auctions division, Ivy & Manning Philatelic Auctions, Greg Manning Galleries, Spectrum Numismatics, Teletrade, Nutmeg Stamp Sales, Superior Sports Auctions, Bowers and Merena Auctions, and Kingswood Coin Auctions, and H.R. Harmer. In Europe, the leading auction houses affiliated with the network are Auctentia Subastas (Afinsa Auctions) of Madrid, Spain, Corinphila Auktionen of Zurich, Switzerland, and the Koehler group of auction companies of Berlin and Wiesbaden, Germany. In Asia, Escala's auctions operations are conducted through John Bull Stamp Auctions, Ltd, the oldest philatelic auction house in Hong Kong.

Merchant/dealer activities are conducted through Greg Manning Auctions and GMAI-Auctentia Central de Compras of Madrid, which act as exclusive suppliers of collectibles - primarily stamps and coins - on a

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worldwide basis to Afinsa Bienes Tangibles, S.A. of Madrid, Spain, and through
Spectrum Numismatics International, one of the largest wholesalers of rare coins in the U.S. Afinsa is Escala Group's majority shareholder.

The trading activities of Escala Group are conducted through A-Mark Precious Metals, one of the largest private sellers of bullion coins and bullion gold, silver and platinum to the wholesale marketplace.

Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Factors that may cause such differences include changes in market conditions, changes in economic environment, competitive factors and the other factors discussed in the "forward-looking information" or "risk factors" sections included in Escala Group's filings with the Securities and Exchange Commission, including Escala Group's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, prospectuses and other documents that Escala Group has filed with the Commission. In particular, any statement related to Escala Group's expected revenues or earnings or Escala Group's being well positioned for future profitability and growth are forward-looking statements. The words "should," "believe," "estimate," "expect," "intend," "anticipate," "foresee," "plan" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Additionally, any statements related to future improved performance and estimates of revenues and earnings per share are forward-looking statements. Escala Group undertakes no obligation to publicly update or revise any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

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